UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: May 31, 2006
(Date of earliest event reported)
LIBBEY INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-12084 (Commission File Number)	34-1559357 (IRS Employer Identification No.)
300 Madison Avenue
Toledo, Ohio 43604
(Address of principal executive offices, including zip code)
(419) 325-2100
(Registrant’s telephone number, including area code)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
SIGNATURE

Item 1.01. Entry into a Material Definitive Agreement.
On May 31, 2006, Libbey Mexico, S. de R.L. de C.V., a Mexican Sociedad de Responsabilidad Limitada de Capital Variable, Libbey Europe B.V., a limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands, and LGA3 Corp., a Delaware corporation (collectively, the “Purchasers”), each of which is an indirect wholly-owned subsidiary of Libbey Inc., entered into a First Amendment to the Purchase Agreement (the “Amendment”) with Vitro, S.A. de C.V., a Mexican Sociedad Anónima de Capital Variable (“Vitro”), Crisa Corporation, a Delaware corporation (together with Vitro, the “Sellers”), Crisa Libbey S.A. de C.V., a Mexican Sociedad Anónima de Capital Variable (“Crisa Libbey”), Vitrocrisa Holding, S. de R.L. de C.V., a Mexican Sociedad de Responsabilidad Limitada de Capital Variable (“VC Holding”), Vitrocrisa S. de R.L. de C.V., a Mexican Sociedad de Responsabilidad Limitada de Capital Variable (“Vitrocrisa”), Vitrocrisa Comercial, S. de R.L. de C.V., a Mexican Sociedad de Responsabilidad Limitada de Capital Variable (“VC Comercial”), and Crisa Industrial, L.L.C., a Delaware limited liability company (collectively with Crisa Libbey, VC Holding, Vitrocrisa and VC Comercial, “Crisa”). Pursuant to the Amendment, Purchasers, Sellers and Crisa have agreed to amend the Purchase Agreement, dated April 2, 2006, to, among other things, extend the outside closing date for the transactions contemplated by the Purchase Agreement to June 16, 2006. The consummation of the Crisa acquisition under the Purchase Agreement, as amended, remains subject to fulfillment of certain conditions, including the obtaining of certain consents and the Purchasers’ ability to obtain financing that is sufficient to refinance the existing debt of the Purchasers and Crisa. As a result of the execution of the Amendment, the Purchasers will be required to pay a breakup fee to the Sellers only if the parties are unable, under certain circumstances, to consummate the transactions by June 16, 2006.
The above information includes “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. Such statements only reflect the Company’s best assessment at this time and are indicated by words or phrases such as “goal,” “expects,” “believes,” “will,” “estimates,” “anticipates,” or similar phrases. Investors are cautioned that forward-looking statements involve risks and uncertainty, that actual results may differ materially from such statements, and that investors should not place undue reliance on such statements.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 2, 2006

LIBBEY INC.
By:	/s/ Scott M. Sellick

	Name:	Scott M. Sellick
	Title:	Vice President, Chief Financial Officer (Principal Accounting Officer)

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